UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2016

SPARTON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1000	38-1054690
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Martingale Road
Suite 1000
Schaumburg, Illinois		60173-2213
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 772-7866

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On August 24, 2016, the Board of Directors of Sparton Corporation, an Ohio corporation (the “Company”), set November 2, 2016 as the date of the 2016 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will take place at 425 North Martingale Road, Schaumburg, IL 60173, at the 425 Executive Conference Center at 10:00 a.m. local time. The Company has fixed the close of business on September 21, 2016 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

Additional information regarding the Annual Meeting will be disclosed by the Company in the proxy statement for the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION

Dated: August 29, 2016	By:	/s/ Joseph J. Hartnett
Joseph J. Hartnett, Interim President
and Chief Executive Officer